SUBSIDIARY LIST


                                                 STATE OF
        Unit                                   Incorporation

 ADVANCED MEDIA SOLUTIONS                        DELAWARE


 THE ADVERTISER COMPANY                          ALABAMA


 ARKANSAS TELEVISION COMPANY                     ARKANSAS


 ARMY TIMES PUBLISHING COMPANY                   DELAWARE


 ASBURY PARK PRESS INC.                          NEW JERSEY


 BAXTER COUNTY NEWSPAPERS, INC.                  ARKANSAS


 CALIFORNIA NEWSPAPERS, INC.                     CALIFORNIA


 CAPE PUBLICATIONS, INC.                         FLORIDA


 CHILDREN'S EDITION, INC.                        KENTUCKY


 CITIZEN PUBLISHING COMPANY                      ARIZONA


 COMBINED COMMUNICATIONS CORPORATION             ARIZONA


 COMBINED COMMUNICATIONS CORPORATION
   OF OKLAHOMA, INC.                             OKLAHOMA


 COURIER BROADWAY CORP.                          KENTUCKY


 COURIER-JOURNAL AND LOUISVILLE
    TIMES COMPANY                                KENTUCKY


 DES MOINES REGISTER AND
    TRIBUNE COMPANY                              IOWA


 THE DESERT SUN PUBLISHING COMPANY               CALIFORNIA


 THE DETROIT NEWS, INC.                          MICHIGAN


 DETROIT NEWSPAPER AGENCY                        MICHIGAN


 DIGICOL, INC.                                   DELAWARE


 EL PASO TIMES, INC.                             DELAWARE


 FEDERATED PUBLICATIONS, INC.                    DELAWARE


 FIRST COAST TOWER GROUP                         FLORIDA


 FORT COLLINS NEWSPAPERS INC.                    COLORADO


 GANNETT ACQUISITION SUBSIDIARY, INC.            DELAWARE


 GANNETT COLORADO BROADCASTING, INC.             DELAWARE


 GANNETT CP, INC.                                DELAWARE


 GANNETT DIRECT MARKETING SERVICES, INC.         KENTUCKY


 GANNETT HAWAII, INC.                            HAWAII


 GANNETT INTERNATIONAL COMMUNICATIONS, INC.      DELAWARE


 GANNETT MASSACHUSETTS SUPPLY CORP.              MASSACHUSETTS


 GANNETT MINNESOTA BROADCASTING, INC.            DELAWARE


 GANNETT NATIONAL NEWSPAPER SALES, INC.          DELAWARE


 GANNETT ON-LINE INVESTOR, INC.                  DELAWARE


 GANNETT ON-LINE PARTNER, LLC                    DELAWARE


 GANNETT OUTDOOR CO. OF TEXAS                    TEXAS


 GANNETT PACIFIC CORPORATION                     HAWAII


 GANNETT RIVER STATES PUBLISHING CORPORATION     ARKANSAS


 GANNETT SATELLITE INFORMATION NETWORK, INC.     DELAWARE


 GANNETT SUPPLY CORPORATION                      DELAWARE


 GANNETT TELEMARKETING, INC.                     DELAWARE


 GANSAT ACQUISITION SUBSIDIARY, INC.             DELAWARE


 GUAM PUBLICATIONS, INCORPORATED                 HAWAII


 HAWAII NEWSPAPER AGENCY LIMITED PARTNERSHIP     DELAWARE


 KPNX BROADCASTING COMPANY                       ARIZONA


 KVUE-TV, INC.                                   MICHIGAN


 LAKE CEDAR GROUP LLC                            DELAWARE


 LEAF CHRONICLE COMPANY, INC.                    TENNESSEE


 MACON RADIO CORPORATION                         DELAWARE


 MARY MORGAN, INC.                               WISCONSIN


 MCCLURE NEWSPAPERS, INC.                        DELAWARE


 MEDIA WEST - ATP, INC.                          DELAWARE


 MEDIA WEST - BCN, INC.                          DELAWARE


 MEDIA WEST - CNI, INC.                          DELAWARE


 MEDIA WEST - CPI, INC.                          DELAWARE


 MEDIA WEST - DMR, INC.                          DELAWARE


 MEDIA WEST - DSP, INC.                          DELAWARE


 MEDIA WEST - EPT, INC.                          DELAWARE


 MEDIA WEST - FCN, INC.                          DELAWARE


 MEDIA WEST - FPI, INC.                          DELAWARE


 MEDIA WEST - GRS, INC.                          DELAWARE


 MEDIA WEST - GSI, INC.                          DELAWARE


 MEDIA WEST - LCC, INC.                          DELAWARE


 MEDIA WEST - LCJ, INC.                          DELAWARE


 MEDIA WEST - MCN, INC.                          DELAWARE


 MEDIA WEST - MMI, INC.                          DELAWARE


 MEDIA WEST - MNC, INC.                          DELAWARE


 MEDIA WEST - MSC, INC.                          DELAWARE


 MEDIA WEST - NJP, INC.                          DELAWARE


 MEDIA WEST - NPP, INC.                          DELAWARE


 MEDIA WEST - OPP, INC.                          DELAWARE


 MEDIA WEST - OVP, INC.                          DELAWARE


 MEDIA WEST - PCC, INC.                          DELAWARE


 MEDIA WEST - PNJ, INC.                          DELAWARE


 MEDIA WEST - PPR, INC.                          DELAWARE


 MEDIA WEST - RDC, INC.                          DELAWARE


 MEDIA WEST - RNI, INC.                          DELAWARE


 MEDIA WEST - SBC, INC.                          DELAWARE


 MEDIA WEST - SCN, INC.                          DELAWARE


 MEDIA WEST - SFN, INC.                          DELAWARE


 MEDIA WEST - SJC, INC.                          DELAWARE


 MEDIA WEST - SNI, INC.                          DELAWARE


 MEDIA WEST - SPC, INC.                          DELAWARE


 MEDIA WEST - STI, INC.                          DELAWARE


 MEDIA WEST - TAC, INC.                          DELAWARE


 MEDIA WEST - THC, INC.                          DELAWARE


 MEDIA WEST - UWI, INC.                          DELAWARE


 MEDIA WEST - VNI, INC.                          DELAWARE


 MULTIMEDIA, INC.                                SOUTH CAROLINA


 MULTIMEDIA CABLEVISION, INC.                    SOUTH CAROLINA


 MULTIMEDIA CABLEVISION OF BATAVIA, INC.         ILLINOIS


 MULTIMEDIA CABLEVISION OF CHICAGO RIDGE, INC.   ILLINOIS


 MULTIMEDIA CABLEVISION OF EVERGREEN
    PARK, INC.                                   ILLINOIS


 MULTIMEDIA CABLEVISION OF HOMETOWN, INC.        ILLINOIS


 MULTIMEDIA CABLEVISION OF ILLINOIS, INC.        ILLINOIS


 MULTIMEDIA CABLEVISION OF MIDWEST CITY, INC.    OKLAHOMA


 MULTIMEDIA OF CINCINNATI, INC.                  OHIO


 MULTIMEDIA ENTERPRISE, INC.                     SOUTH CAROLINA


 MULTIMEDIA ENTERTAINMENT, INC.                  SOUTH CAROLINA


 MULTIMEDIA KSDK, INC.                           SOUTH CAROLINA


 MULTIMEDIA PUBLISHING OF NORTH CAROLINA,
     INC.                                        SOUTH CAROLINA


 MULTIMEDIA PUBLISHING OF SOUTH CAROLINA,
      INC.                                       SOUTH CAROLINA


 MULTIMEDIA SECURITY SERVICE, INC.               SOUTH CAROLINA


 MULTIMEDIA SERVICE, INC.                        DELAWARE


 MULTIMEDIA TELECOMMUNICATIONS, INC.             SOUTH CAROLINA


 MULTIMEDIA WBIR, INC.                           SOUTH CAROLINA


 MULTIMEDIA WMAZ, INC.                           SOUTH CAROLINA


 MUSIC CITY NEWS PUBLISHING CO., INC.            TENNESSEE


 NEW JERSEY PRESS, INC.                          NEW JERSEY


 NEWS-PRESS PUBLISHING COMPANY                   FLORIDA


 NORTH COAST PUBLISHERS, INC.                    CALIFORNIA


 THE OHIO VALLEY PUBLISHING COMPANY              OHIO


 OKLAHOMA PRESS PUBLISHING COMPANY               OKLAHOMA


 PACIFIC MEDIA, INC.                             DELAWARE


 PACIFIC AND SOUTHERN COMPANY, INC.              DELAWARE


 PENSACOLA NEWS-JOURNAL INC.                     FLORIDA


 POINT PLEASANT REGISTER COMPANYWEST             VIRGINIA


 PRESS BROADCASTING COMPANY                      NEW JERSEY


 PRESS-CITIZEN COMPANY INC.                      IOWA


 RED CARPET CABLE, INC.                          OKLAHOMA


 RENO NEWSPAPERS, INC.                           NEVADA


 ST. CLOUD NEWSPAPERS INC.                       MINNESOTA


 SALEM COUNTY SAMPLER, INC.                      NEW JERSEY


 SALINAS NEWSPAPERS INC.                         CALIFORNIA


 SHELTER MEDIA COMMUNICATIONS, INC.              CALIFORNIA


 SHINY ROCK MINING CORPORATION                   OREGON


 SIOUX FALLS NEWSPAPERS INC.                     SOUTH DAKOTA


 SOUTHLAND PUBLISHING COMPANY                    DELAWARE


 SPEIDEL NEWSPAPERS INC.                         DELAWARE


 THE STATESMAN-JOURNAL COMPANY                   OREGON


 SUMNER TIMES, INC.                              TENNESSEE


 THE SUN COMPANY OF SAN BERNARDINO,
   CALIFORNIA                                    CALIFORNIA


 TAR RIVER COMMUNICATIONS, INC.                  NORTH CAROLINA


 TELEVISION 12 OF JACKSONVILLE, INC.             FLORIDA


 THE TIMES HERALD COMPANY                        MICHIGAN


 THE TIMES JOURNAL CO. FSC, INC.                 VIRGIN ISLANDS


 TNI PARTNERS                                    ARIZONA


 USA DIGITAL RADIO PARTNERS, L.P.                NEW YORK


 USA TODAY INTERNATIONAL CORPORATION             DELAWARE


 USA WEEKEND, INC.                               DELAWARE


 VISALIA NEWSPAPERS INC.                         CALIFORNIA


 WFMY TELEVISION CORP.                           NORTH CAROLINA


 WKYC HOLDINGS, INC.                             DELAWARE


 WKYC-TV, INC.                                   DELAWARE